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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 14, 2000

                                   VANS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  0-19402                            33-0272893
          ------------------------      -----------------------------------
          (Commission File Number)      (I.R.S. Employer Identification No.)


         15700 Shoemaker Avenue, Santa Fe Springs, California 90670-5515
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               (Address of Principal Executive Offices) (Zip Code)

                                 (562) 565-8267
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On November 14, 2000, the Registrant issued the News Release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

         99.1  News Release of the Registrant, dated November 14, 2000




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VANS, INC.
                                   ------------
                                   (Registrant)

Date:  November 15, 2000           By  /s/ Craig E. Gosselin
                                       ---------------------
                                       Craig E. Gosselin
                                       Vice President and General Counsel




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                                  EXHIBIT INDEX

Exhibit                                                           Page No.
-------                                                           --------

99.1  News Release of the Registrant, dated November 14, 2000




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